UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55275	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor
New York, New York 10036
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 23, 2019, Neurotrope, Inc. (the “Company”) and its operating subsidiary, Neurotrope BioScience, Inc. entered into a separation agreement (the “Separation Agreement”) with Michael F. Ciraolo, J.D., Ph.D., pursuant to which Dr. Ciraolo resigned from his positions as General Counsel and Chief Operating Officer of the Company. Dr. Ciraolo’s resignation is effective as of October 31, 2019 (the “Effective Date”). Under the terms of the Separation Agreement, Dr. Ciraolo will receive severance (the “Severance”) equal to (i) $83,750, which represents three month’s base salary, (ii) a pro-rated bonus in the amount of $58,625 and (iii) $3,435.90 for accrued but unused vacation time. The Severance will be paid in substantially equal installments pursuant to the Company’s regular payroll schedule over a period of two months commencing on the Company’s first practicable payroll date following the Effective Date.

The Separation Agreement contains certain customary provisions regarding confidentiality and non-disparagement and provides for the release of certain claims between the parties.

The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Separation Agreement, dated October 23, 2019, between Neurotrope, Inc., Neurotrope Bioscience, Inc. and Michael F. Ciraolo, J.D., Ph.D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: October 25, 2019	By: /s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer